Sun Healthcare Group, Inc.
Announces Second Quarter 2005 Earnings;
Reports Net Income of $6.9 Million;
Demonstrates Progress on Key Initiatives;
and Affirms Guidance for 2005

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

     Irvine, Calif. (Aug. 2, 2005) - Sun Healthcare Group, Inc. (NASDAQ: SUNH) today announced results for the second quarter ended June 30, 2005.

Earnings
     For the quarter ended June 30, 2005, Sun reported total net revenues of $214.5 million and net income of $6.9 million (net income of $0.45 per share on a fully-diluted basis), which included net income of $5.7 million on discontinued operations, compared with total net revenues of $204.8 million and net income of $7.3 million for the quarter ended June 30, 2004, which included a $4.0 million net loss on discontinued operations.

     The 2005 second quarter net income included a reduction of $12.0 million of excess reserves for general and professional liability insurance, offset by a $5.1 million increase in reserves for workers' compensation insurance related to incidents in prior periods. The 2004 second quarter net income included a reduction of $3.0 million of excess reserves for general and professional liability and workers' compensation insurance related to incidents in prior periods. The 2004 second quarter net income also included the forgiveness of $3.7 million of debt, a retroactive Medicaid rate increase of $1.0 million and $0.5 million of restructuring-related vendor discounts.

     "During our year-end 2004 earnings call, I announced our four-point agenda to continue focusing on (i) improvements in same store operations, (ii) identifying the potential for further infrastructure realignment, (iii) the continued progress in resolving our general and professional liability legacy claims, and (iv) growing via acquisition. We are seeing good progress in all of the initiatives for 2005. Since December 2003, our balance sheet liabilities related to general and professional liability exposures have improved by $30.8 million, which has positively impacted our equity," said Richard K. Matros, Sun's chairman and chief executive officer. Matros continued, "Substantially all of our operating units have shown sequential quarter over quarter improvement that has resulted in consolidated improvement in revenues, EBITDAR, EBITDA, net segment income and G&A in 2005. Additionally, on a year over year basis, we are seeing top- and bottom-line improvement in our inpatient, staffing and home health operations and have stabilized and improved revenues in our rehabilitation operations."

     For the quarter ended June 30, 2005, Sun reported income from continuing operations of $1.3 million (net income of $0.08 per share on a fully-diluted basis), as compared to income from continuing operations of $11.3 million for the same period in 2004. The 2005 second quarter EBITDAR from continuing operations was $17.1 million in comparison with $24.6 million from continuing operations for the same period in 2004.

     For the six months ended June 30, 2005, Sun reported total net revenues of $421.7 million and net income of $5.8 million (net income of $0.37 per share on a fully-diluted basis), which included net income of $6.0 million on discontinued operations, compared with total net revenues of $409.4 million and a net loss of $3.1 million for the six months ended June 30, 2004, which included a net loss of $10.8 million on discontinued operations. For the six months ended June 30, 2005, Sun reported a net loss on continuing operations of $0.3 million as compared to net income on continuing operations of $7.7 million for the same period in 2004. EBITDAR from continuing operations for the six months ended June 30, 2005, was $30.0 million as compared to $34.9 million for the same period in 2004.

Inpatient Business
     Net revenues from inpatient services operations, which comprised 71 percent of Sun's second quarter total net revenue, increased 4.1 percent to $152.2 million from $146.2 million for the same period in 2004. The revenue gain was primarily attributable to: (i) a 110 basis point improvement in Medicare patient mix to 14.2 percent from 13.1 percent of total occupancy, and (ii) higher per diem rates in all payor categories, partially offset by a decline in overall occupancy of 30 basis points to 89.9 percent from 90.2 percent. The segment EBITDAR decreased 18.3 percent to $22.8 million for the quarter ended June 30, 2005, from $27.9 million for the same period in 2004. Significant factors contributing to this decrease were the previously mentioned $3.7 million gain on extinguishment of debt, a revenue increase attributable to 2003 of $1.0 million resulting from implementation of North Carolina's provider tax that was included in revenues for the second quarter of 2004 and a $1.1 million increase in employee health insurance expenses that occurred in 2005.

     "This marks the sixth consecutive quarter of year over year Medicare growth as a percent of revenues for SunBridge," said William Mathies, president of SunBridge Healthcare Corporation. "Our nursing facility teams have continued to make strides in developing their clinical competencies and converting those improved skills into new business."

Ancillary Business
     Net revenues from Sun's ancillary business operations, comprised of SunDance Rehabilitation Corporation, CareerStaff Unlimited, Inc., SunPlus Home Health Services, Inc., and SunAlliance Healthcare Services, Inc., net of affiliated revenue, increased $3.9 million, or 6.7 percent, to $62.3 million for the quarter ended June 30, 2005, from $58.4 million for the same period in 2004. Segment EBITDAR for the ancillary operations for the quarter ended June 30, 2005, decreased $1.9 million, or 26.8 percent, over the same period in 2004, to $5.2 million from $7.1 million.

     "The majority of the increase in revenue is attributable to our three primary ancillary services operations of rehabilitation, medical staffing and home health services, and was due primarily to increased volume in existing contracts and new sales." Mr. Matros reported, "The EBITDAR decrease was primarily due to increases in wages and health insurance costs in our rehabilitation therapy services operations and strategic issues in our laboratory and radiology services operations."

Acquisition of Peak Medical Corporation
     Mr. Matros also mentioned that the previously announced acquisition of Peak Medical Corporation is on track for closing in the fourth quarter.

     "We are looking forward to completing this significant acquisition, as it is a critical component of the four-point agenda outlined to our shareholders earlier this year," said Matros. "We expect to mail our proxy statement to stockholders for this transaction in September, after our Board has determined a meeting date and we have finalized the pro forma financial information for the second quarter. The closing of the transaction will occur after our stockholders have approved it, we have received all necessary state regulatory approvals and other closing conditions have been met."

2005 Guidance
     Mr. Matros affirmed the previously provided 2005 guidance, stating, "We continue to be pleased with the improved performance in our operations and note that these results are consistent with the 2005 guidance that we provided in our March 2, 2005 earnings release."

Conference Call
     Sun's senior management will hold a conference call to discuss the Company's second quarter operating results on Wednesday, Aug. 3, at 1 p.m. EDT / 10 a.m. PDT. To listen to the conference call, dial (877) 516-8526 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. EDT on Aug. 3 until midnight EDT on Aug. 10 by calling (800) 642-1687 and using access code 7618815.

About Sun Healthcare Group, Inc.
     Sun Healthcare Group, Inc., with executive offices located in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate long-term and postacute care facilities in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, medical staffing through CareerStaff Unlimited, Inc., home care through SunPlus Home Health Services, Inc., and medical laboratory and mobile radiology services through SunAlliance Healthcare Services, Inc.

# # #

     Statements made in this release that are not historical facts, including our estimates regarding financial performance in 2005, are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "hope," "intend," "may" and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by the company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; our ability to generate cash flow sufficient to operate our business; our ability to integrate the operations of Peak Medical Corporation when that acquisition is completed; increasing labor costs and the shortage of qualified healthcare personnel; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Form 10-K  and Quarterly Reports on Form 10-Q, copies of which are available at Sun's web site, www.sunh.com.

     The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

THIS MATERIAL IS NOT A SUBSTITUTE FOR THE DEFINITIVE PROXY STATEMENT THAT SUN INTENDS TO FILE WITH THE SEC AND MAIL TO STOCKHOLDERS IN CONNECTION WITH THE PROPOSED ACQUISITION OF PEAK MEDICAL CORPORATION. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF SUN ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING RISK FACTORS, ABOUT THE PROPOSED TRANSACTION.

     The proxy statement and other relevant materials, and any other documents filed by Sun with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun's investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue NW, Albuquerque, NM 87109. You may also read and copy any reports, statements, and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC's web site for further information on its public reference room.

     Sun, certain of its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Sun stockholders in favor of the proposed transaction. Information concerning Sun's directors and executive officers may be found in the documents filed by Sun with the SEC.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2005	December 31, 2004
	(unaudited)	(audited)
ASSETS

Current assets:
Cash and cash equivalents	$ 14,451	$ 22,596
Accounts receivable, net	106,354	95,829
Restricted cash	24,058	26,649
Other current assets	13,712	14,098

Total current assets	158,575	159,172

Property and equipment, net	108,974	105,852
Restricted cash, non-current	37,698	34,111
Other assets, net	19,084	16,780

Total assets	$ 324,331	$ 315,915

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$ 36,973	$ 36,163
Accrued compensation and benefits	36,180	38,243
Accrued self-insurance obligations, current portion	36,239	40,236
Other accrued liabilities	56,672	57,649
Current portion of long-term debt	18,435	17,476

Total current liabilities	184,499	189,767

Accrued self insurance obligations, net of current portion	123,678	130,686
Long-term debt, net of current portion	106,462	89,706
Other long-term liabilities	27,155	29,136

Total liabilities	441,794	439,295

Stockholders' deficit	(117,463)	(123,380)
Total liabilities and stockholders' deficit	$ 324,331	$ 315,915

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2005	June 30, 2004
	(unaudited)	(unaudited)

Total net revenues	$ 214,473	$ 204,776
Costs and expenses:
Operating salaries and benefits	127,982	118,421
Self-insurance for workers' compensation and general and professional liability insurance	7,697	7,285
Other operating costs	43,819	41,972
Facility rent expense	9,843	9,577
General and administrative expenses	16,912	15,161
Depreciation	1,099	646
Amortization	1,216	1,086
Provision for losses on accounts receivable	1,008	1,030
Interest, net	3,052	1,841
Restructuring costs, net	37	453
Loss (gain) on sale of assets, net	562	(396)
Gain on extinguishment of debt, net	-	(3,734)
Total costs and expenses	213,227	193,342

Income before income taxes and discontinued operations	1,246	11,434
Income tax (benefit) expense	(12)	164
Income from continuing operations	1,258	11,270

Discontinued operations:
Income (loss) from discontinued operations, net	5,689	(6,488)
(Loss) gain on disposal of discontinued operations, net	(17)	2,518
Income (loss) on discontinued operations, net	5,672	(3,970)

Net income	$ 6,930	$ 7,300

Basic and diluted income per common and common equivalent share:
Income from continuing operations	$ 0.08	$ 0.74
Income (loss) on discontinued operations, net	0.37	(0.26)
Net income	$ 0.45	$ 0.48

Weighted average number of common and common equivalent shares outstanding:
Basic	15,351	15,142
Diluted	15,352	15,206

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2005	June 30, 2004
	(unaudited)	(unaudited)

Total net revenues	$ 421,656	$ 409,418
Costs and expenses:
Operating salaries and benefits	252,347	240,479
Self-insurance for workers' compensation and general and professional liability insurance	17,200	19,644
Other operating costs	85,534	83,244
Facility rent expense	19,584	19,967
General and administrative expenses	34,542	31,507
Depreciation	2,166	1,305
Amortization	2,280	2,146
Provision for losses on accounts receivable	1,637	3,399
Interest, net	5,709	3,957
Loss on asset impairment	361	-
Restructuring costs, net	107	1,287
Loss (gain) on sale of assets, net	868	(375)
Loss (gain) on extinguishment of debt, net	408	(3,734)
Total costs and expenses	422,743	402,826

(Loss) income before income taxes and discontinued operations	(1,087)	6,592
Income tax benefit	(816)	(1,122)
(Loss) income from continuing operations	(271)	7,714

Discontinued operations:
Income (loss) from discontinued operations, net	5,025	(12,100)
Gain on disposal of discontinued operations, net	1,008	1,261
Income (loss) on discontinued operations, net	6,033	(10,839)

Net income (loss)	$ 5,762	$ (3,125)

Basic and diluted income (loss) per common and common equivalent share:
(Loss) income from continuing operations	$ (0.02)	$ 0.57
Income (loss) on discontinued operations, net	0.39	(0.80)
Net income (loss)	$ 0.37	$ (0.23)

Weighted average number of common and common equivalent shares outstanding:
Basic	15,332	13,627
Diluted	15,332	13,673

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2005	June 30, 2004
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net income	$ 6,930	$ 7,300
Adjustments to reconcile net income to net cash used for
operating activities, including discontinued operations:
Gain on extinguishment of debt, net		(3,734)
Depreciation	1,099	726
Amortization	1,216	1,108
Amortization of favorable and unfavorable lease intangibles	(448)	(1,091)
Provision for losses on accounts receivable	1,018	3,018
Loss (gain) on disposal of discontinued operations, net	17	(2,518)
Loss (gain) on sale of assets, net	562	(396)
Restricted stock and stock option compensation	320	321
Other, net	60	984
Changes in operating assets and liabilities, net of acquisitions	(12,457)	(14,060)
Net cash used for operating activities before reorganization costs	(1,683)	(8,342)
Net cash paid for reorganization costs	-	(44)
Net cash used for operating activities	(1,683)	(8,386)

Cash flows from investing activities:
Capital expenditures, net	(4,145)	(3,060)
Proceeds from sale of assets held for sale	947	-
Acquisitions, net	(1,205)	-
Repayment of long-term notes receivable	-	46
Net cash used for investing activities	(4,403)	(3,014)

Cash flows from financing activities:
Net borrowings under Revolving Loan Agreement	16,330	-
Long-term debt repayments	(13,019)	(3,419)
Net cash provided by (used for) financing activities	3,311	(3,419)

Net decrease in cash and cash equivalents	$ (2,775)	$ (14,819)
	===========	===========

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2005	June 30, 2004
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net income (loss)	$ 5,762	$ (3,125)
Adjustments to reconcile net income (loss) to net cash used for operating activities, including discontinued operations:
Loss (gain) on extinguishment of debt, net	408	(3,734)
Depreciation	2,166	1,456
Amortization	2,282	2,188
Amortization of favorable and unfavorable lease intangibles	(956)	(2,224)
Provision for losses on accounts receivable	1,668	5,947
Gain on disposal of discontinued operations, net	(1,008)	(1,261)
Loss (gain) on sale of assets, net	868	(375)
Loss on asset impairment	361	-
Restricted stock and stock option compensation	552	566
Other, net	83	1,135
Changes in operating assets and liabilities, net of acquisitions	(30,084)	(31,817)
Net cash used for operating activities before reorganization costs	(17,898)	(31,244)
Net cash paid for reorganization costs	-	(499)
Net cash used for operating activities	(17,898)	(31,743)

Cash flows from investing activities:
Capital expenditures, net	(7,717)	(4,922)
Proceeds from sale of assets held for sale	1,713	-
Acquisitions, net	(1,205)	-
Repayment of long-term notes receivable	237	56
Net cash used for investing activities	(6,972)	(4,866)

Cash flows from financing activities:
Net borrowings (payments) under Revolving Loan Agreement	33,351	(13,091)
Long-term debt repayments	(16,324)	(4,964)
Distribution of partnership equity	(302)	-
Net proceeds from issuance of common stock	-	52,266
Net cash provided by financing activities	16,725	34,211

Net decrease in cash and cash equivalents	$ (8,145)	$ (2,398)

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) AND EBITDAR(M)
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2005	June 30, 2004
	(unaudited)	(unaudited)
Total net revenues	$ 214,473	$ 204,776

Net income	$ 6,930	$ 7,300

Income from continuing operations	1,258	11,270

Income tax (benefit) expense	(12)	164

Restructuring costs, net	37	453

Loss (gain) on sale of assets, net	562	(396)

Net segment income	$ 1,845	$ 11,491

Interest, net	3,052	1,841

Depreciation and amortization	2,315	1,732

EBITDA	$ 7,212	$ 15,064

Facility rent expense	9,843	9,577

EBITDAR	$ 17,055	$ 24,641

General and administrative expenses	16,912	15,161

EBITDAM	$ 24,124	$ 30,225
EBITDARM	$ 33,967	$ 39,802

EBITDA is defined as earnings before depreciation, amortization, interest expense, interest income, income tax benefit, restructuring costs, net, loss on sale of assets, net, income (loss) on discontinued operations, and loss on asset impairment. EBITDAM is defined as EBITDA before general and administrative expenses. EBITDAR is defined as EBITDA before facility rent expense. EBITDARM is defined as EBITDAR before general and administrative expenses. EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
(in thousands)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2005	June 30, 2004
	(unaudited)	(unaudited)

Total net revenues	$ 421,656	$ 409,418

Net income (loss)	$ 5,762	$ (3,125)

(Loss) income from continuing operations	(271)	7,714

Income tax (benefit)	(816)	(1,122)

Loss on asset impairment	361	-

Restructuring costs, net	107	1,287

Loss on sale of assets, net	868	(375)

Net segment income	$ 249	$ 7,504

Interest, net	5,709	3,957

Depreciation and amortization	4,446	3,451

EBITDA	$ 10,404	$ 14,912

Facility rent expense	19,584	19,967

EBITDAR	$ 29,988	$ 34,879

General and administrative expenses	34,542	31,507

EBITDAM	$ 44,946	$ 46,419
EBITDARM	$ 64,530	$ 66,386

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Three Months Ended June 30, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Corporate	Elimination of Affiliated Revenue	Consolidated
Nonaffiliated revenue	$152,171	$ 26,016	$ 16,768	$ 15,076	$ 4,440	$ 2	$ -	$ 214,473
Affiliated revenue	1	9,287	192	-	45	-	(9,525)	-
Total revenue	152,172	35,303	16,960	15,076	4,485	2	(9,525)	214,473

Net segment income (loss)	$ 10,547	$ 2,145	$ 1,477	$ 857	$ (657)	$(12,524)	$ -	$ 1,845

Interest, net	1,619	69	1	2	-	1,361	-	3,052

Depreciation and amortization	1,606	74	70	237	100	228	-	2,315

EBITDA	$ 13,772	$ 2,288	$ 1,548	$ 1,096	$ (557)	$(10,935)	$ -	$ 7,212

Facility rent expense	9,000	129	172	448	94	-	-	9,843

EBITDAR	$ 22,772	$ 2,417	$ 1,720	$ 1,544	$ (463)	$(10,935)	$ -	$ 17,055

General and administrative expenses	3,340	1,851	516	317	30	10,858	-	16,912

EBITDAM	$ 17,112	$ 4,139	$ 2,064	$ 1,413	$ (527)	$ (77)	$ -	$ 24,124
EBITDARM	$ 26,112	$ 4,268	$ 2,236	$ 1,861	$ (433)	$ (77)	$ -	$ 33,967

EBITDA margin	9.1%	6.5%	9.1%	7.3%	-12.4%			3.4%

EBITDAR margin	15.0%	6.8%	10.1%	10.2%	-10.3%			8.0%

EBITDAM margin	11.2%	11.7%	12.2%	9.4%	-11.8%			11.2%

EBITDARM margin	17.2%	12.1%	13.2%	12.3%	-9.7%			15.8%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Three Months Ended June 30, 2004
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Corporate	Elimination of Affiliated Revenue	Consolidated
Nonaffiliated revenue	$ 146,395	$ 26,187	$ 13,628	$13,789	$ 4,764	$ 13	$ -	$ 204,776
Affiliated revenue	(149)	8,375	533	-	51	-	(8,810)	-
Total revenue	146,246	34,562	14,161	13,789	4,815	13	(8,810)	204,776

Net segment income (loss)	$ 17,211	$ 3,593	$ 1,078	$ 776	$ 508	$ (11,675)	$ -	$ 11,491

Interest, net	796	(4)	-	29	(46)	1,066	-	1,841

Depreciation and amortization	1,232	57	47	155	74	167	-	1,732

EBITDA	$ 19,239	$ 3,646	$ 1,125	$ 960	$ 536	$ (10,442)	$ -	$ 15,064

Facility rent expense	8,692	150	193	449	93	-	-	9,577

EBITDAR	$ 27,931	$ 3,796	$ 1,318	$ 1,409	$ 629	$ (10,442)	$ -	$ 24,641

General and administrative expenses	2,767	831	834	204	113	10,412	-	15,161

EBITDAM	$ 22,006	$ 4,477	$ 1,959	$ 1,164	$ 649	$ (30)	$ -	$ 30,225
EBITDARM	$ 30,698	$ 4,627	$ 2,152	$ 1,613	$ 742	$ (30)	$ -	$ 39,802

EBITDA margin	13.2%	10.5%	7.9%	7.0%	11.1%			7.4%

EBITDAR margin	19.1%	11.0%	9.3%	10.2%	13.1%			12.0%

EBITDAM margin	15.0%	13.0%	13.8%	8.4%	13.5%			14.8%

EBITDARM margin	21.0%	13.4%	15.2%	11.7%	15.4%			19.4%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Six Months Ended June 30, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Corporate	Elimination of Affiliated Revenue	Consolidated
Nonaffiliated revenue	$300,982	$ 49,992	$ 31,636	$ 29,887	$ 9,151	$ 8	$ -	$ 421,656
Affiliated revenue	(1)	18,126	363	-	99	-	(18,587)	-
Total revenue	300,981	68,118	31,999	29,887	9,250	8	(18,587)	421,656

Net segment income (loss)	$ 18,384	$ 4,125	$ 2,450	$ 1,411	$ (602)	$(25,519)	$ -	$ 249

Interest, net	3,481	(9)	3	5	-	2,229	-	5,709

Depreciation and amortization	3,072	128	118	430	249	449	-	4,446

EBITDA	$ 24,937	$ 4,244	$ 2,571	$ 1,846	$ (353)	$ (22,841)	$ -	$ 10,404

Facility rent expense	17,910	254	341	894	185	-	-	19,584

EBITDAR	$ 42,847	$ 4,498	$ 2,912	$ 2,740	$ (168)	$ (22,841)	$ -	$ 29,988

General and administrative expenses	6,466	3,697	1,078	580	30	22,691	-	34,542

EBITDAM	$ 31,403	$ 7,941	$ 3,649	$ 2,426	$ (323)	$ (150)	$ -	$ 44,946
EBITDARM	$ 49,313	$ 8,195	$ 3,990	$ 3,320	$ (138)	$ (150)	$ -	$ 64,530

EBITDA margin	8.3%	6.2%	8.0%	6.2%	-3.8%			2.5%

EBITDAR margin	14.2%	6.6%	9.1%	9.2%	-1.8%			7.1%

EBITDAM margin	10.4%	11.7%	11.4%	8.1%	-3.5%			10.7%

EBITDARM margin	16.4%	12.0%	12.5%	11.1%	-1.5%			15.3%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

 RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Six Months Ended June 30, 2004
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Corporate	Elimination of Affiliated Revenue	Consolidated
Nonaffiliated revenue	$ 291,044	$ 53,658	$ 27,403	$ 27,575	$ 9,694	$ 44	$ -	$ 409,418
Affiliated revenue	(301)	16,621	1,089	-	104	-	(17,513)	-
Total revenue	290,743	70,279	28,492	27,575	9,798	44	(17,513)	409,418

Net segment income (loss)	$ 21,521	$ 6,884	$ 1,430	$ 1,410	$ 802	$ (24,543)	$ -	$ 7,504

Interest, net	1,663	(5)	1	31	(46)	2,313	-	3,957

Depreciation and amortization	2,456	165	91	302	146	291	-	3,451

EBITDA	$ 25,640	$ 7,044	$ 1,522	$ 1,743	$ 902	$ (21,939)	$ -	$ 14,912

Facility rent expense	18,163	308	416	900	180	-	-	19,967

EBITDAR	$ 43,803	$ 7,352	$ 1,938	$ 2,643	$ 1,082	$ (21,939)	$ -	$ 34,879

General and administrative expenses	5,707	1,653	1,600	464	228	21,855	-	31,507

EBITDAM	$ 31,347	$ 8,697	$ 3,122	$ 2,207	$ 1,130	$ (84)	$ -	$ 46,419
EBITDARM	$ 49,510	$ 9,005	$ 3,538	3,107	$ 1,310	$ (84)	$ -	$ 66,386

EBITDA margin	8.8%	10.0%	5.3%	6.3%	9.2%			3.6%

EBITDAR margin	15.1%	10.5%	6.8%	9.6%	11.0%			8.5%

EBITDAM margin	10.8%	12.4%	11.0%	8.0%	11.5%			11.3%

EBITDARM margin	17.0%	12.8%	12.4%	11.3%	13.4%			16.2%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended June 30, 2005
(unaudited)

	Inpatient Services - Retained	Inpatient Services - Overhead	Americare	Inpatient Services - Planned Divested	Inpatient Services before Clipper	Clipper (1)	Total Inpatient Services

Total revenues	$ 150,287	$ -	$ 569	$ 1,316	$ 152,172	$ -	$ 152,172

Net segment income (loss)	$ 14,089	$ (3,340)	$ 107	$ 22	$ 10,878	$ (331)	10,547

Interest, net	640	-	-	(3)	637	982	1,619

Depreciation and amortization	1,280	-	14	11	1,305	301	1,606

EBITDA	$ 16,009	$ (3,340)	$ 121	$ 30	$ 12,820	$ 952	$ 13,772

Facility rent expense	9,834	-	9	29	9,872	(872)	$ 9,000

EBITDAR	$ 25,843	$ (3,340)	$ 130	$ 59	$ 22,692	$ 80	$ 22,772

EBITDA margin	10.7%		21.3%	2.3%	8.4%		9.1%

EBITDAR margin	17.2%		22.8%	4.5%	14.9%		15.0%

(1)

Clipper represents our interest of less than eight percent in nine entities that are consolidated pursuant to the Financial Accounting Standard Board's revised Interpretation No. 46, Consolidation of Variable Interest Entities. Sun began consolidating Clipper on July 1, 2004.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended June 30, 2004
(unaudited)

	Inpatient Services - Retained	Inpatient Services - Overhead	Americare	Inpatient Services - Planned Divested	Inpatient Services before Clipper	Clipper (1)	Total Inpatient Services

Total revenues	$ 144,311	$ -	$ 661	$ 1,274	$146,246	$ -	$146,246

Net segment income (loss)	$ 19,453	$ (2,767)	$ 125	$ 400	$ 17,211	$ -	$ 17,211

Interest, net	805	-	-	(9)	796	-	796

Depreciation and amortization	1,211	-	10	11	1,232	-	1,232

EBITDA	$ 21,469	$ (2,767)	$ 135	$ 402	$ 19,239	$ -	$ 19,239

Facility rent expense	8,641	-	21	30	8,692	-	8,692

EBITDAR	$ 30,110	$ (2,767)	$ 156	$ 432	$ 27,931	$ -	$ 27,931

EBITDA margin	14.9%		20.4%	31.6%	13.2%		13.2%

EBITDAR margin	20.9%		23.6%	33.9%	19.1%		19.1%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Six Months Ended June 30, 2005
(unaudited)

	Inpatient Services - Retained	Inpatient Services - Overhead	Americare	Inpatient Services - Planned Divested	Inpatient Services before Clipper	Clipper (1)	Total Inpatient Services

Total revenues	$ 297,187	$ -	$ 1,175	$ 2,619	$300,981	$ -	$300,981

Net segment income (loss)	$ 25,688	$ (6,466)	$ 266	$ 87	$ 19,575	$ (1,191)	18,384

Interest, net	1,439	-	-	(7)	1,432	2,049	3,481

Depreciation and amortization	2,386	-	26	22	2,434	638	3,072

EBITDA	$ 29,513	$ (6,466)	$ 292	$ 102	$ 23,441	$ 1,496	$ 24,937

Facility rent expense	19,580	-	19	59	19,658	(1,748)	$ 17,910

EBITDAR	$ 49,093	$ (6,466)	$ 311	$ 161	$ 43,099	$ (252)	$ 42,847

EBITDA margin	9.9%		24.9%	3.9%	7.8%		8.3%

EBITDAR margin	16.5%		26.5%	6.1%	14.3%		14.2%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Six Months Ended June 30, 2004
(unaudited)

	Inpatient Services - Retained	Inpatient Services - Overhead	Americare	Inpatient Services - Planned Divested	Inpatient Services before Clipper	Clipper (1)	Total Inpatient Services

Total revenues	$ 286,679	$ -	$ 1,417	$ 2,647	$290,743	$ -	$290,743

Net segment income (loss)	$ 26,487	$ (5,707)	$ 289	$ 452	$ 21,521	$ -	$ 21,521

Interest, net	1,693	-	-	(30)	1,663	-	1,663

Depreciation and amortization	2,414	-	21	21	2,456	-	2,456

EBITDA	$ 30,594	$ (5,707)	$ 310	$ 443	$ 25,640	$ -	$ 25,640

Facility rent expense	18,060	-	43	60	18,163	-	18,163

EBITDAR	$ 48,654	$ (5,707)	$ 353	$ 503	$ 43,803	$ -	$ 43,803

EBITDA margin	10.7%		21.9%	16.7%	8.8%		8.8%

EBITDAR margin	17.0%		24.9%	19.0%	15.1%		15.1%

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the		For the
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004
Number of Licensed beds:
SNF	10,424	10,632	10,424	10,632
Hospitals	192	192	192	192

Number of facilities:
SNF	100	103	100	103
Hospitals	3	3	3	3

Occupancy %:
SNF	90.4%	90.9%	90.5%	90.8%
Hospitals	63.7%	54.8%	61.3%	54.6%
Inpatient Services	89.9%	90.2%	89.9%	90.1%

Payor Mix % based on patient days - SNF:
Medicare	13.5%	12.5%	13.3%	12.6%
Medicaid	63.3%	64.4%	63.2%	64.2%
Private and other	23.2%	23.1%	23.5%	23.2%

Payor Mix % based on patient days - Hospitals:
Medicare	67.7%	72.6%	71.3%	72.2%
Medicaid	11.1%	9.8%	9.3%	8.1%
Private and other	21.2%	17.6%	19.4%	19.7%

Payor Mix % based on patient days - Inpatient Services:
Medicare	14.2%	13.1%	14.1%	13.2%
Medicaid	62.6%	63.7%	62.5%	63.6%
Private and other	23.2%	23.2%	23.4%	23.2%

Revenue Mix % of revenues - SNF:
Medicare	27.8%	25.9%	27.5%	26.2%
Medicaid	49.9%	51.9%	50.0%	51.6%
Private and other	22.3%	22.2%	22.5%	22.2%

Revenue Mix % of revenues - Hospitals:
Medicare	72.5%	76.6%	75.0%	74.9%
Medicaid	9.2%	7.8%	7.8%	7.0%
Private and other	18.3%	15.6%	17.2%	18.1%

Revenue Mix % of revenues - Inpatient Services:
Medicare	31.6%	30.0%	31.3%	29.9%
Medicaid	46.5%	48.4%	46.6%	48.2%
Private and other	21.9%	21.6%	22.1%	21.9%

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004

Revenues PPD - SNF:
Medicare (Part A)	$ 323.91	$ 311.68	$ 322.57	$ 312.44
Medicaid	$ 135.49	$ 132.83	$ 135.55	$ 132.04
Private and other	$ 147.68	$ 142.14	$ 148.22	$ 141.93

Revenues PPD - Hospitals:
Medicare (Part A)	$ 1,090.13	$ 1,047.52	$ 1,052.83	$ 1,021.58
Medicaid	$ 870.71	$ 880.97	$ 882.31	$ 905.52
Private and other	$ 1,348.95	$ 1,047.00	$ 1,189.25	$ 1,632.51

Revenues - Non-affiliated (in thousands):
Inpatient Services:
Medicare	$ 48,061	$ 43,802	$ 94,147	$ 87,065
Medicaid	70,827	70,825	140,401	140,167
Private and other	33,283	31,768	66,434	63,812
Subtotal	$ 152,171	$ 146,395	$ 300,982	$ 291,044

Rehabilitation Therapy	$ 26,016	$ 26,187	$ 49,992	$ 53,658
Medical Staffing	16,768	13,628	31,636	27,403
Home Health	15,076	13,789	29,887	27,575
Laboratory and Radiology	4,440	4,764	9,151	9,694
Subtotal	$ 62,300	$ 58,368	$ 120,666	$ 118,330

Other - non-core businesses	$ 2	$ 13	$ 8	$ 44
Total	$ 214,473	$ 204,776	$ 421,656	$ 409,418

Rehab contracts:
Affiliated - continuing	89	92	89	92
Non-Affiliated	316	307	316	307

DSO:
Inpatient Services - SNF	35	34	35	34
Inpatient Services - Hospitals	64	65	64	65
Rehabilitation Therapy	103	118	103	118
Medical Staffing	56	62	56	62
Home Health	57	59	57	59
Laboratory and Radiology	98	88	98	88